SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

Federated Municipal Securities Fund, Inc.
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------






                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

                              IMPORTANT INFORMATION
                                FOR SHAREHOLDERS


Federated Municipal Securities Fund, Inc., will hold a special meeting of shareholders on July 21, 1998. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.

     TIME IS OF THE ESSENCE. . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

The following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include the election of Directors and changes to the Fund's fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's background and current position with the Fund.

WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In the past, certain of these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. Also, certain of these policies prevent the investment adviser from pursuing strategies that may present additional income opportunities to the Fund.

By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

Certain of the proposed changes may increase the risks associated with an investment in the Fund. The investment adviser will seek to minimize such risks; however, you should consider these changes carefully before voting.

The proposed amendments will:


I. revise and reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and

II.remove fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act (NSMIA), enacted October 11, 1996.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING" POLICIES? As noted above, some "fundamental policies" have been redefined as "operating policies" by the 1940 Act. Operating policies do not require shareholder approval to be changed. This permits the Fund's Board additional flexibility in determining whether to participate in new investment opportunities and to meet industry changes promptly.

HOW DO I VOTE MY SHARES?
You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. If we do not receive your Proxy Card, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
Call your Fund Representative or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.


                         After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.










                                 PROXY STATEMENT

                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 21, 1998

      A special meeting of the shareholders of Federated Municipal Securities Fund, Inc. (the "Fund") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on July 21, 1998, for the following purposes:

               (1)To elect three Directors;

               (2)To make changes to the Fund's fundamental investment policies:

                  (a) To amend and to change from a fundamental to an operating policy the Fund's ability to invest in restricted securities;

                  (b) To amend and to change from a fundamental to an operating policy the Fund's ability to invest in the securities of other investment companies;

                  (c) To amend and to change from a fundamental to an operating policy the Fund's ability to invest in non-investment grade municipal bonds;

                  (d) To remove the Fund's fundamental investment policy on investing in puts and calls; and

                  (e) To remove the Fund's fundamental investment policy on
                      investing in issuers whose securities are owned by Officers and Directors.

               (3)To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed May 13, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Directors



                                                John W. McGonigle
                                                Secretary

May 22, 1998

  SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF
  YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN
  THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN
  THE UNITED STATES.

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING....................    1

ELECTION OF THREE DIRECTORS.............................................    1

APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL
    INVESTMENT POLICIES                                                     2

INFORMATION ABOUT THE FUND..............................................    7

QUORUM AND VOTING REQUIREMENTS..........................................    7
ABOUT THE ELECTION OF DIRECTORS.........................................    7
DIRECTORS STANDING FOR ELECTION.........................................    8
PREVIOUSLY ELECTED DIRECTORS............................................    9
SHARE OWNERSHIP OF THE FUND.............................................   11
DIRECTOR COMPENSATION...................................................   12
OFFICERS OF THE FUND....................................................   13

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY............   14

19


                                 PROXY STATEMENT


                    FEDERATED MUNICIPAL SECURITIES FUND, INC.
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on July 21, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund, or if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to be beneficial owners of shares held of record by such persons.

At its meeting on February 26, 1998, the Board reviewed the investment policies of the Fund and approved changes to them, subject to shareholder approval.

The purposes of the Special Meeting are set forth in the accompanying Notice.

The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 22, 1998, to shareholders of record at the close of business on May 13, 1998 (the "Record Date"). On the Record Date, the Fund had outstanding 63,414,619.98 shares of common stock.

      The Fund's annual report, which includes audited financial statements for the fiscal year ended March 31, 1998, will be mailed to shareholders on or about May 29, 1998. Requests for an annual report may be made in writing to the Fund's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                           ELECTION OF THREE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, and John E. Murray, Jr. as Directors of the Fund. All of the nominees are presently serving as Directors. Please see "Information about the Fund" for current biographical information about Messrs. Bigley, Constantakis, and Murray.

     Messrs. Bigley and Murray were appointed Directors on November 15, 1994, and February 14, 1995, respectively, to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis was appointed a Director on February 23, 1998, to fill the vacancy created by the death of Mr. Gregor Meyer on November 2, 1997.

      All Nominees have consented to continue to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors.

      If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Fund. The Board has no reason to believe that any nominee will become unavailable for election as a Director.

                APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the 1940 Act") requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Fund's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have approved, and have authorized the submission to the Fund's shareholders for their approval, the amendment or removal of certain of the Fund's fundamental policies.

      The proposed amendments would:

  (i) revise and reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and (ii) remove fundamental policies which are no longer required by the securities laws of individual states as a result of the National
  Securities Markets Improvement Act ("NSMIA"), enacted October 11, 1996.

      By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. Also, by reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delay associated with holding frequent shareholder meetings.

      Certain of the changes may increase the risks associated with an investment in the Fund. These risks have been considered by the Directors and discussed in the applicable section of the proxy statement.

      As a general matter, if these proposals are not approved, the policies will continue as currently stated. The Board of Directors will consider what future action should be taken.

                 TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN
     OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES

      The Fund's current policy on restricted securities reads as follows:

      "The Fund may not invest more than 10% of the value of its total assets in Municipal Bonds which are subject to legal or contractual restrictions on resale, including repurchase agreements maturing in more than seven days."

      This policy was originally adopted because, historically, restricted securities were viewed as "illiquid" since they could not be sold within seven days. Investment companies, such as the Fund, are required to meet shareholder redemption requests at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid, and can be purchased without jeopardizing the liquidity of the Fund's portfolio.

      Also historically, certain state securities regulators required mutual funds to adopt a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the Securities and Exchange Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.

      The Fund's current policy prevents the Fund from acquiring a restricted security that may be viewed by the investment adviser as liquid. If this proposal is approved, the Fund will be able to invest to an unlimited extent in restricted securities, as long as they meet the Director's guidelines for liquidity. If approved by shareholders, the Fund's operating policy on restricted securities would read substantially as follows:

      "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets."


      If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 15% of the Fund's net assets in accordance with the Fund's current policy on investing in illiquid securities.

      If shareholders do not approve the above proposal, the Fund will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING THE FUND'S ABILITY TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

      The Fund currently has a fundamental investment policy prohibiting investment in the securities issued by any other investment company. This prohibition unnecessarily limits the Fund's investments.

      Amending this policy would expand the investment opportunities available to the Fund by allowing the Fund to invest temporary cash reserves in shares of affiliated money market funds and other types of investment company securities, including those of closed-end funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Directors believe that maximum flexibility will be afforded to the Fund to amend the policy as appropriate in the future without the burden and delay to the Fund and its shareholders of holding a special meeting.

      The investment companies in which the Fund plans to invest pay an advisory fee. However, the investment adviser and the Directors believe that the benefits derived from having the cash invested outweigh any reduction in the amount earned as a result of such a fee. The ability to purchase shares of other investment companies would be beneficial because it would provide the Fund with investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Fund would be forced to leave some of its cash uninvested resulting in little or no investment income.

      If shareholders approve this item, the new operating policy will read as follows in (a) the Prospectus and (b) the Statement of Additional Information:

      (a) Prospectus

      "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

      The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses."

      (b) Statement of Additional Information

      "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

      The Fund may invest in the securities of affiliated money market funds and shares of other investment companies as an efficient means of managing the Fund's uninvested cash."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN NON-INVESTMENT GRADE MUNICIPAL BONDS

      Currently, the Fund has an investment policy limiting its purchases of municipal bonds to those which are rated investment grade or better. Investment grade securities are generally described as securities rated in one of the top four rating categories by a nationally recognized statistical rating organization. An investment grade security may also be unrated but viewed by the investment adviser to have the same characteristics as rated investment grade securities.

      To manage the Fund more competitively, the Fund's investment adviser has determined that it should have the ability to invest in lower-rated municipal bonds (for example, rated below BBB by Standard and Poor's or BAA by Moody's Investors Service, Inc.) in amounts not to exceed 35% of its assets. Remaining assets would be invested in investment grade municipal bonds. The investment adviser believes that additional flexibility to invest in lower-rated municipal bonds will allow the Fund to pursue a higher portfolio yield for its shareholders.

      The municipal bonds in which the Fund would like to invest would be in the lower rating categories or would be unrated but, in the investment adviser's opinion, of comparable quality to rated bonds. There would be no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio. The Fund would also, from time to time, purchase or hold securities rated in the lowest rating category.

      Lower-rated or unrated bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative. However, lower-rated bonds will usually offer higher yields than higher-rated bonds in exchange for an increased level of risk. This additional risk is due to a reduced creditworthiness of the issuer of the bond. Reduced creditworthiness increases the chance that the issuer will not be able to repay - or default on - the bond.

      The Fund's investment adviser believes that the risks of investing in lower-rated municipal bonds can be reduced through careful analysis and selection.

      CREDIT ANALYSIS. The investment adviser will perform its own credit analysis in addition to using information from recognized rating agencies. A thorough credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions as well as its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the investment adviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost. Ordinarily, the investment adviser will also talk with an issuer's management and consult other investment analysts in addition to using its own informed judgment.

      DIVERSIFICATION. The investment adviser will purchase municipal bonds issued by many different issuers related to a variety of municipal projects to reduce portfolio risk. When investing in lower-rated municipal bonds, timing and selection are critical. Accordingly, the Fund's investment adviser will analyze current developments and trends in the economy and in the financial markets to ensure the appropriate selection of lower-rated bonds for the Fund's portfolio.

      Based on this investment approach, the investment adviser believes that the new policy it is requesting will provide the Fund with the opportunity to enhance its yield to shareholders. Of course, the new approach would expose the Fund to the additional risk presented by exposure to lower-rated securities.

      If shareholders do not approve this proposal, the Fund will continue to purchase only investment grade municipal bonds, or those of equivalent quality.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                        REMOVAL OF CERTAIN OF THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA, the securities laws of several states had prohibited an investment company whose shares would be sold in those states from investing in certain securities. As a consequence of those restrictions, the Fund adopted the investment policies described below which can be changed only upon the approval of shareholders. Since these prohibitions are no longer required under state law, the management of the Fund has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of securities which are permitted investments and which are consistent with its investment objective and policies.


                   TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT
                      POLICY ON INVESTING IN PUTS AND CALLS


      The Directors have determined that the Fund's current policy on investing in options is unnecessary and are recommending that it be removed by deleting the following:

     "The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination thereof."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS

      The Directors have determined that the Fund's current policy on investment in issuers whose securities are owned by Officers and Directors of the Fund is unnecessary and are recommending that it be removed by deleting the following:

      "The Fund will not purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those Officers and Directors of the Fund, or of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities."

      If approved, the Fund will be able to invest in issuers without regard to whether the Officers or Directors of the Fund or its investment adviser own any securities of those issuers. However, because of the types of securities purchased by the Fund, it is highly unlikely that the Fund will purchase securities of any issuers whose securities are owned in material amounts by Officers or Directors of the Fund or its investment adviser.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                           INFORMATION ABOUT THE FUND

QUORUM AND VOTING REQUIREMENTS

      The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals except the election of Directors. Election of a Director requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.


ABOUT THE ELECTION OF DIRECTORS

      When elected, the Directors will hold office during the lifetime of the Fund except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

      Directors standing for election and Directors previously elected are listed below with their addresses, birthdates, present positions with the Fund, and principal occupations during the past five years. The companies or organizations related to the principal occupations of Directors standing for election are not affiliated with the Fund.


DIRECTORS STANDING FOR ELECTION

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA
Birthdate:  September 3, 1939

Director

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

PREVIOUSLY ELECTED DIRECTORS

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Director

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

     Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

     Public Relations/Marketing/Conference Planning; Director or Trustee of the Funds.



----------------------------

*    This Director is deemed to be an "interested person" as defined in the 1940
     Act.

# Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.


As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.


SHARE OWNERSHIP OF THE FUND
Officers and Directors of the Fund owns less than 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, acting in various capacities on behalf of its customers, owned approximately 435,725.07 Class C Shares (27.84%) and Southwest Securities Inc. FBO Logic Works Inc., Dallas, Texas, owned approximately 91,608.86 Class C Shares (5.85%).



DIRECTOR COMPENSATION
                         AGGREGATE
NAME,                  COMPENSATION
POSITION WITH              FROM                  TOTAL COMPENSATION PAID
FUND                      FUND*#                    FROM FUND COMPLEX+

John F. Donahue,            $0          $-0- for the Fund and
Chairman and Director                   56 other investment companies in the Complex

Thomas G. Bigley        $1,539          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

John T. Conroy          $1,694          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

Nicholas P. Constantakis++$383          $0 for the Fund and
Director                                34 other investment companies in the Complex

William J. Copeland     $1,694          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

James E. Dowd           $1,694          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

Lawrence D. Ellis, M.D. $1,539          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

Edward L. Flaherty, Jr. $1,694          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

Peter E. Madden         $1,539          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

John E. Murray, Jr.     $1,539          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

Wesley W. Posvar        $1,539          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

Marjorie P. Smuts       $1,539          $111,222 for the Fund and
Director                                56 other investment companies in the Complex




* Information is furnished for the fiscal year ended March 31, 1998.

# The aggregate compensation is provided for the Fund which is comprised of one portfolio.

  The information is provided for the last calendar year.

++ Mr. Constantakis was appointed to the Fund's Board on February 23, 1998. He did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.

      During the fiscal year ended March 31, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

      Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended March 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE FUND

      The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:


John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


----------------------------

      None of the Officers of the Fund received salaries from the Fund during the fiscal year ended March 31, 1998.

      Federated Services Company, a subsidiary of Federated Investors, is the Fund's administrator and provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal year ended March 31, 1998, Federated Services Company earned $530,941.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Municipal Securities Fund, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

  SHAREHOLDERS ARE REQUESTED TO
  COMPLETE, DATE AND SIGN
  THE ENCLOSED PROXY CARD
  AND RETURN IT IN THE
  ENCLOSED ENVELOPE, WHICH
  NEEDS NO POSTAGE IF
  MAILED IN THE UNITED
  STATES.

                                                       By Order of the Directors

                                                               John W. McGonigle
                                                                       Secretary
                                                                    May 22, 1998

                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

INVESTMENT ADVISER
FEDERATED ADVISERS
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779






















Cusip 313913105
Cusip 313913204
Cusip 313913303

G02378-01(5/98)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Municipal Securities Fund, Inc. hereby appoint Nicholas J. Seitanakis, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Federated Municipal Securities Fund, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on July 21, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED MUNICIPAL SECURITIES FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL 1 To elect Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Fund

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                             TO VOTE            [   ]
                        FOR ALL EXCEPT          [   ]
            If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.


     PROPOSAL 2 To amend and to change from a fundamental to an operating policy the Fund's ability to invest in restricted securities.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

 PROPOSAL 3 To amend and to change from a fundamental to an operating policy the Fund's ability to invest in the securities of other investment companies.
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

 PROPOSAL 4 To amend and to change from a fundamental to an operating policy the Fund's ability to invest in non-investment grade municipal bonds.
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 5 To remove the Fund's fundamental investment policy on investing in puts and calls.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


     PROPOSAL 6 To remove the Fund's fundamental investment policy on investing in issuers whose securities are owned by Officers and Directors.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return
---------------------
this card as soon as possible.
Date
ark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.